UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

ITEM 1.      REPORT TO STOCKHOLDERS.

           The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2013

CLEARBRIDGE

LARGE CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Growth Fund for the twelve-month reporting period ended November 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 27, 2013

II	ClearBridge Large Cap Growth Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended November 30, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s final reading for third quarter 2013 GDP growth, released after the reporting period ended, was 4.1%. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013. After rising to 7.3% in October, unemployment then fell to 7.0% in November, its lowest reading since November 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63% in November, close to its lowest level since 1978.

While sales of existing-homes have declined in recent months given rising mortgage rates, home prices continued to move higher. According to the National Association of Realtors (“NAR”), existing-home sales fell 4.3% on a seasonally adjusted basis in November 2013 versus the previous month and were 1.2% lower than in November 2012. However, the NAR reported that the median existing-home price for all housing types was $196,300 in November 2013, up 9.4% from November 2012. The inventory of homes available for sale in November 2013 was 0.9% lower than the previous month at a 5.1 month supply at the current sales pace and was 5.0% higher than in November 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first five months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, this was a short-term setback, as the PMI rose over the next six months and was 57.3 in November, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its

ClearBridge Large Cap Growth Fund	III

Investment commentary (cont’d)

meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. As expected, at its meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program. Finally, at the Fed’s meeting that concluded on December 18, 2013, after the reporting period ended, the Fed announced that it would begin reducing its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 27, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Large Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. We attempt to identify established companies which are dominant in their industries due to product, distribution or service strength. Many of these companies are household names and are strategically positioned for growth in the U.S. and overseas.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We attempt to identify established large capitalization companies with the highest growth potential. We then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, we attempt to identify the best values available among the growth companies identified.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices rose steadily throughout the past year, setting new highs repeatedly. The U.S. Presidential election and debate surrounding the “fiscal cliff” drove markets during the final months of 2012. Congress eventually passed the American Taxpayer Relief Act of 2012, which added $600 billion of estimated tax revenues over the next 10 years. The early weeks of 2013 echoed the beginning of 2012 as stocks posted double-digit returns, pushing the major indices to all-time highs despite widespread commentary about low growth, stubborn unemployment, the European debt crisis and tightening government budgets.

During the second quarter of 2013, equity market volatility increased, as U.S. Treasury yields rebounded from multi-decade lows and mortgage rates soared. The Federal Reserve Board (“Fed”)i indicated that quantitative easing programs may be wound down, colloquially referred to as “tapering.” Although the Fed’s monetary policy-setting committee left the target short-term interest rate unchanged and maintained the unprecedented $85 billion-a-month bond-buying program, Fed chairman Ben Bernanke indicated that the central bank could start reducing asset purchases later during 2013. Market reaction was swift, especially in fixed income prices.

The S&P 500 Indexii breached the 1,700 level in the third quarter as investors focused on U.S. output, the timing of Fed policy action, and tensions about the Syrian chemical weapons attacks as well as the Congressional budget debate. August saw a sell-off, however, as the U.S. weighed options concerning Syria’s civil unrest. In mid-September, the Fed surprised many investors by announcing plans to maintain its current accommodative policy. Though stocks rallied on the decision, they subsided as House Republicans and the Democrat-controlled Senate squabbled over the 2014 budget and spending authorizations. Congress remained deadlocked, ultimately resulting in a sixteen-day partial government shutdown. Equities recovered after Congress ended the partial government shutdown by approving temporary spending measures and pushing the debt ceiling debate out to early 2014.

ClearBridge Large Cap Growth Fund 2013 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. Over the course of the period, we have continued to be methodical in identifying investment candidates for the Fund’s portfolio and have introduced many new names over the last few months. Effectively, we have trimmed positions in several companies that had been terrific performers during the reporting period and used the proceeds to fund new investments.

Performance review

For the twelve months ended November 30, 2013, Class A shares of ClearBridge Large Cap Growth Fund, excluding sales charges, returned 33.26%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexiii, returned 29.74% for the same period. The Lipper Large-Cap Growth Funds Category Average1 returned 30.27% over the same time frame.

Performance Snapshot as of November 30, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Large Cap Growth Fund:
Class A	13.66%	33.26%
Class B2	13.11%	32.01%
Class C	13.24%	32.28%
Class R	13.42%	32.81%
Class I	13.85%	33.81%
Class IS	13.85%	N/A
Russell 1000 Growth Index	13.89%	29.74%
Lipper Large-Cap Growth Funds Category Average[1]	15.55%	30.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 729 funds for the six-month period and among the 711 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

2	ClearBridge Large Cap Growth Fund 2013 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class IS shares is not shown for the twelve-month period because this class commenced operations on March 15, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class R, Class I and Class IS shares were 1.29%, 2.21%, 2.00%, 1.70%, 0.81% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 2.30% for Class B shares, 1.60% for Class R shares and 1.05% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in all eight economic sectors in which it was invested (among ten sectors in total) during the period. The greatest contributions to absolute returns came from the Health Care1, Information Technology (IT) and Consumer Discretionary sectors. In terms of individual Fund holdings, leading contributors to performance for the period included Celgene Corp. and Biogen Idec Inc. in the Health Care sector, Google Inc. in the IT sector, Amazon.com Inc. in the Consumer Discretionary sector and BlackRock Inc. in the Financials sector.

Relative to the benchmark, overall stock selection contributed to outperformance for

[1]	Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

ClearBridge Large Cap Growth Fund 2013 Annual Report	3

Fund overview (cont’d)

the period. In particular, stock selection in the Health Care, Financials, IT and Consumer Staples sectors made significant contributions to performance for the period. In terms of sector allocation, a Fund overweight to the Health Care sector and underweights to the Consumer Staples and Telecommunication Services sectors also contributed meaningfully to relative performance for the period.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, the leading detractors from performance for the period were Broadcom Corp., Citrix Systems Inc., eBay Inc., Apple Inc. and EMC Corp., all in the IT sector.

Relative to the benchmark, stock selection in the Energy and Industrials sectors detracted significantly from performance for the period, as did overall sector allocation, due to an underweight to the Industrials sector and an overweight to the IT sector. The Fund’s small cash position also negatively impacted relative performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the sale of the Fund’s existing position in Intuit Inc., Oracle Corp. and Cisco Systems Inc., all in the IT sector, as well as in EOG Resources Inc. in the Energy sector and Deere & Co. in the Industrials sector. New positions added to the Fund’s portfolio during the period included Bristol-Myers Squibb Co. and Zoetis Inc. in the Health Care sector, Caterpillar Inc. in the Industrials sector, Check Point Software Technologies Ltd., Facebook Inc., Red Hat Inc. and Riverbed Technology Inc., in the IT sector, as well as in YUM! Brands Inc. in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

December 26, 2013

RISKS: Common stocks are subject to market fluctuations. Diversification does not assure against market loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2013 were: Google Inc., Class A Shares (4.0%), Amazon.com Inc. (3.9%), Biogen Idec Inc. (3.3%), CVS Caremark Corp. (3.3%), Visa Inc., Class A Shares (3.1%), Celgene Corp. (3.1%), Home Depot Inc. (3.0%), Comcast Corp., Special Class A Shares (2.9%), Schlumberger Ltd. (2.8%) and eBay Inc. (2.5%).

4	ClearBridge Large Cap Growth Fund 2013 Annual Report

Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2013 were: Information Technology (33.5%), Health Care (17.5%), Consumer Discretionary (15.6%), Consumer Staples (9.7%) and Industrials (6.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ClearBridge Large Cap Growth Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2013 and November 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Large Cap Growth Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2013 and held for the six months ended November 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.66%	$1,000.00	$1,136.60	1.17%	$6.27	Class A	5.00%	$1,000.00	$1,019.20	1.17%	$5.92
Class B	13.11	1,000.00	1,131.10	2.12	11.33	Class B	5.00	1,000.00	1,014.44	2.12	10.71
Class C	13.24	1,000.00	1,132.40	1.92	10.26	Class C	5.00	1,000.00	1,015.44	1.92	9.70
Class R	13.42	1,000.00	1,134.20	1.60	8.56	Class R	5.00	1,000.00	1,017.05	1.60	8.09
Class I	13.85	1,000.00	1,138.50	0.79	4.24	Class I	5.00	1,000.00	1,021.11	0.79	4.00
Class IS	13.85	1,000.00	1,138.50	0.79	4.24	Class IS	5.00	1,000.00	1,021.11	0.79	4.00

ClearBridge Large Cap Growth Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended November 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	ClearBridge Large Cap Growth Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class R	Class I	Class IS†
Twelve Months Ended 11/30/13	33.26%	32.01%	32.28%	32.81%	33.81%	N/A
Five Years Ended 11/30/13	20.50	20.24	19.80	20.17	21.00	N/A
Ten Years Ended 11/30/13	6.00	5.70	5.31	N/A	6.42	N/A
Inception* through 11/30/13	7.52	7.12	6.77	6.50	7.57	20.10%

With sales charges[2]	Class A	Class B	Class C	Class R	Class I	Class IS†
Twelve Months Ended 11/30/13	25.61%	27.01%	31.28%	32.81%	33.81%	N/A
Five Years Ended 11/30/13	19.09	20.14	19.80	20.17	21.00	N/A
Ten Years Ended 11/30/13	5.38	5.70	5.31	N/A	6.42	N/A
Inception* through 11/30/13	7.13	7.12	6.77	6.50	7.57	20.10%

Cumulative total returns
Without sales charges[1]
Class A (11/30/03 through 11/30/13)	79.16%
Class B (11/30/03 through 11/30/13)	74.08
Class C (11/30/03 through 11/30/13)	67.70
Class R (Inception date of 12/28/06 through 11/30/13)	54.67
Class I (11/30/03 through 11/30/13)	86.28
Class IS (Inception date of 3/15/13 through 11/30/13)	20.10

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, B and C shares is August 29, 1997. Inception dates for Class R, I and IS shares are December 28, 2006, October 15, 1997 and March 15, 2013, respectively.

ClearBridge Large Cap Growth Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge Large Cap Growth Fund vs. Russell 1000 Growth Index† — November 2003 - November 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of ClearBridge Large Cap Growth Fund on November 30, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2013. The hypothetical illustration also assumes a $10,000 investment, in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Large Cap Growth Fund 2013 Annual Report

Schedule of investments

November 30, 2013

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 96.6%
Consumer Discretionary — 15.6%
Hotels, Restaurants & Leisure — 1.4%
Yum! Brands Inc.	180,380	$14,011,918
Internet & Catalog Retail — 3.9%
Amazon.com Inc.	100,373	39,508,820	*
Media — 5.3%
Comcast Corp., Special Class A Shares	605,250	29,142,788
Walt Disney Co.	342,460	24,157,128
Total Media		53,299,916
Specialty Retail — 3.9%
Bed Bath & Beyond Inc.	126,178	9,845,670 *
Home Depot Inc.	373,560	30,135,085
Total Specialty Retail		39,980,755
Textiles, Apparel & Luxury Goods — 1.1%
NIKE Inc., Class B Shares	137,219	10,859,512
Total Consumer Discretionary		157,660,921
Consumer Staples — 9.7%
Beverages — 5.9%
Anheuser-Busch InBev NV, ADR	233,240	23,816,136
Coca-Cola Co.	488,410	19,629,198
PepsiCo Inc.	189,487	16,004,072
Total Beverages		59,449,406
Food & Staples Retailing — 3.3%
CVS Caremark Corp.	499,749	33,463,193
Household Products — 0.5%
Procter & Gamble Co.	59,550	5,015,301
Total Consumer Staples		97,927,900
Energy — 4.9%
Energy Equipment & Services — 4.9%
Cameron International Corp.	395,800	21,923,362 *
Schlumberger Ltd.	315,000	27,852,300
Total Energy		49,775,662
Financials — 6.5%
Capital Markets — 4.0%
BlackRock Inc.	83,850	25,385,587
Charles Schwab Corp.	621,660	15,218,237
Total Capital Markets		40,603,824

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Annual Report	11

Schedule of investments (cont’d)

November 30, 2013

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Diversified Financial Services — 2.5%
CME Group Inc.	169,918	$13,924,780
Nasdaq OMX Group Inc.	273,740	10,755,245
Total Diversified Financial Services		24,680,025
Total Financials		65,283,849
Health Care — 17.5%
Biotechnology — 7.6%
Amgen Inc.	98,850	11,276,808
Biogen Idec Inc.	115,740	33,676,868 *
Celgene Corp.	193,440	31,292,789 *
Total Biotechnology		76,246,465
Health Care Equipment & Supplies — 2.0%
Thermo Fisher Scientific Inc.	201,992	20,370,893
Health Care Providers & Services — 3.5%
Express Scripts Holding Co.	168,870	11,373,394	*
UnitedHealth Group Inc.	319,960	23,830,621
Total Health Care Providers & Services		35,204,015
Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	156,620	8,047,136
Johnson & Johnson	261,380	24,742,231
Zoetis Inc.	383,250	11,938,237
Total Pharmaceuticals		44,727,604
Total Health Care		176,548,977
Industrials — 6.5%
Air Freight & Logistics — 2.0%
United Parcel Service Inc., Class B Shares	200,460	20,523,095
Electrical Equipment — 1.6%
Eaton Corp. PLC	228,530	16,604,990
Industrial Conglomerates — 1.5%
General Electric Co.	556,630	14,839,756
Machinery — 1.4%
Caterpillar Inc.	161,970	13,702,662
Total Industrials		65,670,503
Information Technology — 33.5%
Communications Equipment — 4.5%
Juniper Networks Inc.	861,940	17,471,524	*
QUALCOMM Inc.	200,660	14,764,563
Riverbed Technolgoy Inc.	760,180	13,151,114	*
Total Communications Equipment		45,387,201

See Notes to Financial Statements.

12	ClearBridge Large Cap Growth Fund 2013 Annual Report

ClearBridge Large Cap Growth Fund

Security			Shares	Value
Computers & Peripherals — 5.9%
Apple Inc.			42,358	$23,554,013
EMC Corp.			659,820	15,736,707
NetApp Inc.			481,785	19,873,631
Total Computers & Peripherals				59,164,351
Internet Software & Services — 10.2%
Akamai Technologies Inc.			456,404	20,410,387	*
eBay Inc.			509,800	25,755,096	*
Facebook Inc., Class A Shares			366,010	17,206,130	*
Google Inc., Class A Shares			37,858	40,113,958	*
Total Internet Software & Services				103,485,571
IT Services — 3.1%
Visa Inc., Class A Shares			154,784	31,492,353
Semiconductors & Semiconductor Equipment — 4.1%
Broadcom Corp., Class A Shares			538,830	14,381,373
Texas Instruments Inc.			374,281	16,094,083
Xilinx Inc.			250,540	11,131,492
Total Semiconductors & Semiconductor Equipment				41,606,948
Software — 5.7%
Check Point Software Technologies Ltd.			173,343	10,722,998	*
Citrix Systems Inc.			307,310	18,229,629	*
Microsoft Corp.			559,380	21,329,159
Red Hat Inc.			158,860	7,442,591	*
Total Software				57,724,377
Total Information Technology				338,860,801
Materials — 2.4%
Chemicals — 2.4%
Monsanto Co.			213,973	24,249,560
Total Investments before Short-Term Investments (Cost — $539,277,456)				975,978,173

	Rate	Maturity Date	Face Amount
Short-Term Investments — 3.3%
Repurchase Agreements — 3.3%
Interest in $1,250,000,000 joint tri-party repurchase agreement dated 11/29/13 with RBS Securities Inc.; Proceeds at maturity — $32,799,191; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 1/15/15 to 2/15/40; Market value — $33,454,984) (Cost — $32,799,000)	0.070%	12/2/13	$32,799,000	32,799,000
Total Investments — 99.9% (Cost — $572,076,456#)				1,008,777,173
Other Assets in Excess of Liabilities — 0.1%				1,318,378
Total Net Assets — 100.0%				$1,010,095,551

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Annual Report	13

Schedule of investments (cont’d)

November 30, 2013

ClearBridge Large Cap Growth Fund

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $574,781,479.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth Fund 2013 Annual Report

Statement of assets and liabilities

November 30, 2013

Assets:
Investments, at value (Cost — $572,076,456)	$1,008,777,173
Cash	153,563
Dividends and interest receivable	1,836,807
Receivable for Fund shares sold	1,363,978
Prepaid expenses	70,290
Total Assets	1,012,201,811

Liabilities:
Investment management fee payable	607,960
Payable for Fund shares repurchased	508,433
Service and/or distribution fees payable	334,038
Trustees’ fees payable	28,058
Accrued expenses	627,771
Total Liabilities	2,106,260
Total Net Assets	$1,010,095,551

Net Assets:
Par value (Note 7)	$344
Paid-in capital in excess of par value	491,525,113
Accumulated net investment loss	(74,735)
Accumulated net realized gain on investments	81,805,029
Net unrealized appreciation on investments and foreign currencies	436,839,800
Total Net Assets	$1,010,095,551

Shares Outstanding:
Class A	21,761,141
Class B	713,169
Class C	8,783,039
Class R	63,125
Class I	3,108,065
Class IS	3,980

Net Asset Value:
Class A (and redemption price)	$30.19
Class B*	$26.92
Class C*	$26.26
Class R (and redemption price)	$29.58
Class I (and redemption price)	$32.56
Class IS (and redemption price)	$32.56
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$32.03

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Annual Report	15

Statement of operations

For the Year Ended November 30, 2013

Investment Income:
Dividends	$12,402,309
Interest	5,437
Less: Foreign taxes withheld	(70,757)
Total Investment Income	12,336,989

Expenses:
Investment management fee (Note 2)	6,603,473
Service and/or distribution fees (Notes 2 and 5)	3,793,903
Transfer agent fees (Note 5)	1,568,135
Registration fees	103,904
Fund accounting fees	80,946
Trustees’ fees	63,816
Shareholder reports	47,452
Audit and tax	35,192
Legal fees	31,878
Insurance	17,568
Custody fees	6,624
Miscellaneous expenses	13,394
Total Expenses	12,366,285
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(322)
Net Expenses	12,365,963
Net Investment Loss	(28,974)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain from Investment Transactions	85,080,218
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	166,336,365
Foreign currencies	16,134
Change in Net Unrealized Appreciation (Depreciation)	166,352,499
Net Gain on Investments and Foreign Currency Transactions	251,432,717
Increase in Net Assets from Operations	$251,403,743

See Notes to Financial Statements.

16	ClearBridge Large Cap Growth Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2013	2012

Operations:
Net investment loss	$(28,974)	$(453,007)
Net realized gain	85,080,218	55,888,416
Change in net unrealized appreciation (depreciation)	166,352,499	80,442,429
Increase in Net Assets From Operations	251,403,743	135,877,838

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(55,565,690)	(121,762,469)
Decrease in Net Assets From Distributions to Shareholders	(55,565,690)	(121,762,469)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	156,292,199	64,883,287
Reinvestment of distributions	52,817,516	116,195,633
Cost of shares repurchased	(195,213,751)	(206,836,967)
Increase (Decrease) in Net Assets From Fund Share Transactions	13,895,964	(25,758,047)
Increase (Decrease) in Net Assets	209,734,017	(11,642,678)

Net Assets:
Beginning of year	800,361,534	812,004,212
End of year*	$1,010,095,551	$800,361,534
* Includes accumulated net investment loss of:	$(74,735)	$(93,117)

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$24.29	$24.01	$22.95	$21.30	$14.92

Income (loss) from operations:
Net investment income (loss)	0.04	0.03	(0.02)	(0.07)	(0.03)
Net realized and unrealized gain	7.49	3.77	1.08	1.70	6.41
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	7.53	3.80	1.06	1.65	6.38

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—

Net asset value, end of year	$30.19	$24.29	$24.01	$22.95	$21.30
Total return[2]	33.26%	18.49%	4.62%	7.75%[3,4]	42.76%[4]

Net assets, end of year (millions)	$657	$535	$513	$662	$1,338

Ratios to average net assets:
Gross expenses	1.24%	1.29%	1.33%	1.40%	1.25%
Net expenses[5]	1.24	1.29	1.33	1.40	1.25
Net investment income (loss)	0.17	0.13	(0.09)	(0.33)	(0.16)

Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.65%. Class A received $1,332,739 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.65% and 42.49% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	ClearBridge Large Cap Growth Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class B Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$22.02	$22.27	$21.46	$19.46	$13.73

Income (loss) from operations:
Net investment loss	(0.19)	(0.17)	(0.21)	(0.21)	(0.14)
Net realized and unrealized gain	6.72	3.44	1.02	1.56	5.87
Proceeds from settlement of a regulatory matter	—	—	—	0.65	—
Total income from operations	6.53	3.27	0.81	2.00	5.73

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—

Net asset value, end of year	$26.92	$22.02	$22.27	$21.46	$19.46
Total return[2]	32.01%	17.38%	3.77%	10.28%[3,4]	41.73%[4]

Net assets, end of year (millions)	$19	$23	$37	$62	$90

Ratios to average net assets:
Gross expenses	2.22%	2.21%	2.16%	2.12%	2.00%
Net expenses[5]	2.22 [6]	2.21	2.16	2.12	2.00
Net investment loss	(0.81)	(0.80)	(0.94)	(1.05)	(0.89)

Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.94%. Class B received $2,411,941 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.23% and 41.44% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$21.48	$21.77	$20.95	$19.47	$13.73

Income (loss) from operations:
Net investment loss	(0.13)	(0.12)	(0.17)	(0.19)	(0.14)
Net realized and unrealized gain	6.54	3.35	0.99	1.56	5.88
Proceeds from settlement of a regulatory matter	—	—	—	0.11	—
Total income from operations	6.41	3.23	0.82	1.48	5.74

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—

Net asset value, end of year	$26.26	$21.48	$21.77	$20.95	$19.47
Total return[2]	32.28%	17.63%	3.91%	7.60%[3,4]	41.81%[4]

Net assets, end of year (millions)	$231	$202	$214	$255	$299

Ratios to average net assets:
Gross expenses	1.97%	2.00%	2.00%	2.03%	1.94%
Net expenses[5]	1.97	2.00	2.00	2.03	1.94
Net investment loss	(0.57)	(0.58)	(0.77)	(0.95)	(0.84)

Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.04%. Class C received $1,561,711 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.55% and 41.59% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	ClearBridge Large Cap Growth Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class R Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$23.90	$23.75	$22.76	$21.18	$14.86

Income (loss) from operations:
Net investment loss	(0.06)	(0.04)	(0.09)	(0.12)	(0.06)
Net realized and unrealized gain	7.37	3.71	1.08	1.70	6.38
Total income from operations	7.31	3.67	0.99	1.58	6.32

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—

Net asset value, end of year	$29.58	$23.90	$23.75	$22.76	$21.18
Total return[2]	32.81%	18.08%	4.35%	7.46%[3]	42.53%[3]

Net assets, end of year (000s)	$1,867	$282	$218	$307	$338

Ratios to average net assets:
Gross expenses	1.66%	1.70%	1.85%	1.83%	1.49%
Net expenses[4,5,6]	1.60	1.60	1.60	1.59	1.43
Net investment loss	(0.21)	(0.17)	(0.37)	(0.53)	(0.34)

Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.41% and 42.33% for 2010 and 2009, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$25.96	$25.32	$24.12	$22.28	$15.55

Income from operations:
Net investment income	0.17	0.15	0.05	0.05	0.04
Net realized and unrealized gain	8.06	4.01	1.15	1.79	6.69
Total income from operations	8.23	4.16	1.20	1.84	6.73

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—

Net asset value, end of year	$32.56	$25.96	$25.32	$24.12	$22.28
Total return[2]	33.81%	19.03%	4.98%	8.26%[3]	43.28%[3]

Net assets, end of year (millions)	$101	$40	$48	$132	$110

Ratios to average net assets:
Gross expenses	0.80%	0.81%	1.08%	0.88%	0.92%
Net expenses[4,5]	0.80	0.81	1.03 [6]	0.88	0.92
Net investment income	0.59	0.61	0.19	0.20	0.20

Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 8.21% and 42.96% for 2010 and 2009, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Large Cap Growth Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$27.11

Income from operations:
Net investment income	0.16
Net realized and unrealized gain	5.29
Total income from operations	5.45

Net asset value, end of period	$32.56
Total return[3]	20.10%

Net assets, end of period (000s)	$129

Ratios to average net assets:
Gross expenses[4]	0.89%
Net expenses[4,5,6,7]	0.79
Net investment income[4]	0.76

Portfolio turnover rate	17%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 15, 2013 (inception date ) to November 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the period December 1, 2012 to November 30, 2013.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

24	ClearBridge Large Cap Growth Fund 2013 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Large Cap Growth Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$975,978,173	—	—	$975,978,173
Short-term investments†	—	$32,799,000	—	32,799,000
Total investments	$975,978,173	$32,799,000	—	$1,008,777,173

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

26	ClearBridge Large Cap Growth Fund 2013 Annual Report

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

ClearBridge Large Cap Growth Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had the following reclassifications:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
(a)	$47,356	$(47,356)

(a)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except for the management of cash and short term instrument, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

28	ClearBridge Large Cap Growth Fund 2013 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B, Class R and Class I shares did not exceed 2.30%, 1.60% and 1.05% respectively. In addition, the total annual operating expenses for Class IS shares did not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended November 30, 2013, fees waived and/or expenses reimbursed amounted to $322.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2013, LMIS and its affiliates received sales charges of $52,719 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$143	$10,034	$2,045

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$150,474,801
Sales	224,904,051

ClearBridge Large Cap Growth Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$440,612,429
Gross unrealized depreciation	(6,616,735)
Net unrealized appreciation	$433,995,694

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,450,772	$1,103,096
Class B	209,297	88,386
Class C	2,131,217	373,764
Class R	2,617	1,871
Class I	—	1,000
Class IS*	—	18
Total	$3,793,903	$1,568,135

*	For the period March 15, 2013 (inception date) to November 30, 2013.

For the year ended November 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class R	$304
Class I	—
Class IS*	18
Total	$322

*	For the period March 15, 2013 (inception date) to November 30, 2013.

30	ClearBridge Large Cap Growth Fund 2013 Annual Report

6. Distributions to shareholders by class

	Year Ended November 30, 2013	Year Ended November 30, 2012
Net Realized Gains:
Class A	$35,887,325	$74,833,357
Class B	1,694,250	5,822,408
Class C	15,164,769	34,417,433
Class R	19,397	32,542
Class I	2,799,949	6,656,729
Class IS*	—	—
Total	$55,565,690	$121,762,469

*	For the period March 15, 2013 (inception date) to November 30, 2013.

7. Shares of beneficial interest

At November 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,662,469	$71,607,624	1,856,183	$41,899,236
Shares issued on reinvestment	1,534,899	34,934,304	3,543,633	72,927,967
Shares repurchased	(4,463,265)	(115,101,762)	(4,729,403)	(106,241,648)
Net increase (decrease)	(265,897)	$(8,559,834)	670,413	$8,585,555

Class B
Shares sold	7,592	$181,734	6,910	$137,463
Shares issued on reinvestment	80,416	1,646,924	299,933	5,647,731
Shares repurchased	(428,054)	(9,954,337)	(916,300)	(18,864,786)
Net decrease	(340,046)	$(8,125,679)	(609,457)	$(13,079,592)

Class C
Shares sold	487,930	$11,362,069	433,624	$8,672,523
Shares issued on reinvestment	736,933	14,687,079	1,823,565	33,425,941
Shares repurchased	(1,827,404)	(41,392,316)	(2,700,438)	(53,980,650)
Net decrease	(602,541)	$(15,343,168)	(443,249)	$(11,882,186)

Class R
Shares sold	59,872	$1,636,759	2,564	$57,040
Shares issued on reinvestment	867	19,397	1,601	32,542
Shares repurchased	(9,414)	(242,021)	(1,536)	(34,940)
Net increase	51,325	$1,414,135	2,629	$54,642

ClearBridge Large Cap Growth Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

	Year Ended November 30, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,477,396	$71,380,538	600,667	$14,117,025
Shares issued on reinvestment	62,595	1,529,812	190,107	4,161,452
Shares repurchased	(986,032)	(28,523,280)	(1,129,441)	(27,714,943)
Net increase (decrease)	1,553,959	$44,387,070	(338,667)	$(9,436,466)

Class IS*
Shares sold	3,981	$123,475	—	—
Shares repurchased	(1)	(35)	—	—
Net increase	3,980	$123,440	—	—

*	For the period March 15, 2013 (inception date) to November 30, 2013.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gains	Long-Term Capital Gains
12/11/2013
12/12/2013	$0.098230	$2.362580

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$2,505,816	$121,762,469
Net long-term capital gains	53,059,874	—
Total taxable distributions	$55,565,690	$121,762,469

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,366,056
Undistributed long-term capital gains — net	81,143,996
Total undistributed earnings	$84,510,052
Other book/tax temporary differences(a)	(74,735)
Unrealized appreciation (depreciation)(b)	434,134,777
Total accumulated earnings (losses) — net	$518,570,094

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

32	ClearBridge Large Cap Growth Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Large Cap Growth Fund (formerly, Legg Mason ClearBridge Large Cap Growth Fund, the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Large Cap Growth Fund as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 17, 2014

ClearBridge Large Cap Growth Fund 2013 Annual Report	33

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

34	ClearBridge Large Cap Growth Fund

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance and was ranked in the first quintile of the funds in the Performance Universe for the one-, three- and five-year periods, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s

ClearBridge Large Cap Growth Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 16 retail front-end load large-cap growth funds and one retail front-end load large-cap core fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load large-cap growth funds and large-cap core funds (the “Expense Universe”). This information showed that the

36	ClearBridge Large Cap Growth Fund

Fund’s Contractual Management Fee was at the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets were below the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

ClearBridge Large Cap Growth Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

38	ClearBridge Large Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

ClearBridge Large Cap Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

40	ClearBridge Large Cap Growth Fund

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

ClearBridge Large Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

42	ClearBridge Large Cap Growth Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

ClearBridge Large Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	ClearBridge Large Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2013:

Record date:	12/12/12
Payable date:	12/13/12
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Long-term capital gain dividend	$1.561210

Please retain this information for your records.

ClearBridge Large Cap Growth Fund	45

ClearBridge

Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

ClearBridge Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1380 1/14 SR13-2097

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2012 and November 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $65,800 in 2012 and $65,263 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $14,000 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly

	b)	Not applicable.

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.		EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	January 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	January 24, 2014